UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

S&W SEED COMPANY

(Exact name of registrant as specified in Its charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Ken Pratt Blvd, Suite 201 Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 506-9191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SANW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 17, 2024, S&W Seed Company (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"). A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below. Voting matters are described in detail in the definitive proxy statement relating to the Annual Meeting (the "Proxy Statement").

Proposal 1. Election of Directors

The Company's stockholders elected the four persons listed below as directors of the Company, each to serve until the next Annual Meeting of Stockholders and until their successor is elected, or, if sooner, until their death, resignation or removal. The final voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alexander C. Matina	1,153,401	50,282	227,878	450,365
Jeffrey Rona	1,148,569	49,178	233,814	450,365
Alan D. Willits	1,149,094	54,589	227,878	450,365
Mark W. Wong	1,169,008	34,284	228,269	450,365

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company's stockholders ratified the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2025. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,856,974	6,433	18,519	0

Proposal 3. Advisory Vote on Executive Compensation

The Company's stockholders approved, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed in the Proxy Statement. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,347,195	37,136	47,230	450,365

Proposal 4. Amending and Restating 2019 Equity Incentive Plan

The Company's stockholders approved the Company's Amended and Restated 2019 Equity Incentive Plan, which, among other things, increases the number of shares of common stock authorized for issuance under such plan by 500,000. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,285,639	83,461	62,461	450,365

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

	By:	/s/ Vanessa Baughman
Vanessa Baughman
Date: December 18, 2024		Chief Financial Officer